UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 14, 2025

Solo Brands, Inc.
(Exact Name of Registrant as Specified in its Charter)
Commission File Number 001-40979

Delaware		87-1360865
State or Other Jurisdiction of Incorporation or Organization		I.R.S. Employer Identification No.

1001 Mustang Dr.
Grapevine,	TX	76051
Address of Principal Executive Offices		Zip Code
(817) 900-2664
Registrant’s Telephone Number, Including Area Code

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	DTC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 14, 2025, the New York Stock Exchange (the “NYSE”) notified Solo Brands, Inc. (the “Company”) that the NYSE has withdrawn its delisting determination and will be lifting the trading suspension of the Company’s Class A common stock on the NYSE. The staff of NYSE

Regulation determined that the Company had regained compliance with Rule 802.01D of the NYSE Listed Company Manual due to the Class A common stock trading above “abnormally low price” levels; and Rule 802.01D of the NYSE Listed Company Manual due to the Company maintaining an average global market capitalization over a consecutive 30 trading day period above $15,000,000. The Company’s Class A common stock is expected to resume trading on the NYSE on Friday, July 18, 2025, under the symbol “DTC” and CUSIP 83425V203 upon reinstatement.

Item 7.01 Regulation FD Disclosure.

On July 14, 2025, the Company issued a press release announcing the NYSE’s decision to lift the trading suspension of the Company’s Class A common stock on the NYSE and the Company’s ticker symbol change as described under Items 3.01 and 8.01 of this Current Report on Form 8-K, respectively. A copy of the Company’s press release is furnished hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in Item 7.01 of this Current Report (including Exhibit 99.1 hereto) is furnished herewith and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing, except as expressly stated by specific reference in such filing.

Item 8.01 Other Events.

In connection with the resumption of trading of the Company’s Class A common stock on the NYSE, the Company announced that the Company’s ticker symbol change to “SBDS” from “DTC” effective July 24, 2025. The Company’s Class A common stock will continue to be listed on the NYSE, and the CUSIP number for the Class A common stock will remain unchanged.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibits
99.1	Press Release dated July 14, 2025
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Solo Brands, Inc.
(Registrant)

Date:	July 14, 2025	By:	/s/ Laura Coffey
Laura Coffey
Chief Financial Officer